[FIRST NILES FINANCIAL, INC. LETTERHEAD]






                                 March 15, 2000






Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend the annual meeting of the First Niles Financial, Inc. shareholders. The meeting will be held at 2:00 p.m. local time, on Wednesday, April 19, 2000 at our office located at 55 North Main Street, Niles, Ohio. The annual meeting will include management's report to you on the Company's 1999 financial and operating performance.

         An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

         Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of First Niles Financial, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                Very truly yours,

                                /s/ William L. Stephens

                                WILLIAM L. STEPHENS
                                    CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

                           FIRST NILES FINANCIAL, INC.
                              55 NORTH MAIN STREET
                                NILES, OHIO 44446
                                 (330) 652-2539


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2000


         Notice is hereby given that the Annual Meeting of Shareholders of First Niles Financial, Inc. will be held at the company's office located at 55 North Main Street, Niles, Ohio, on April 19, 2000, at 2:00 p.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

         Proposal I.   Election  of two  directors,  each  with a term of  three
                       years; and

         Proposal II.  The ratification of the appointment of Anness,  Gerlach &
                       Williams as independent auditors for the Company for the year ending December 31, 2000.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

         The record date for the annual meeting is February 25, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

         A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.
PLEASE ACT TODAY.

         Thank you for your continued interest and support.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ William L. Stephens

                                    WILLIAM L. STEPHENS
                                       CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

Niles, Ohio
March 15, 2000


--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                           FIRST NILES FINANCIAL, INC.
                              55 NORTH MAIN STREET
                                NILES, OHIO 44446
                                 (330) 652-2539
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2000
                              --------------------


                                  INTRODUCTION

         The First Niles Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of First Niles Financial, Inc. for use at the Company's Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 15, 2000. First Niles Financial, Inc. is referred to in this proxy statement as "First Niles" or the "Company."

         Certain of the information provided herein relates to Home Federal Savings and Loan Association of Niles, a wholly owned subsidiary of First Niles. Home Federal Savings and Loan Association of Niles is referred to in this proxy statement as "Home Federal."


                      INFORMATION ABOUT THE ANNUAL MEETING

TIME AND PLACE OF THE ANNUAL MEETING

         Our annual meeting will be held as follows:

         DATE:    April 19, 2000
         TIME:    2:00 p.m., local time
         PLACE:   Home Federal Savings and Loan Association of Niles
                  55 North Main Street
                  Niles, Ohio  44446

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the annual meeting, shareholders of First Niles are being asked to consider and vote upon the following proposals:

         Proposal I.   Election  of two  directors,  each  with a term of  three
                       years; and

         Proposal II.  The ratification of the appointment of Anness,  Gerlach &
                       Williams as independent auditors for the Company for the year ending December 31, 2000.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

YOUR VOTING RIGHTS

         We have fixed the close of business on February 25, 2000 as the record date for the annual meeting. Only shareholders of record of First Niles common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Niles common stock you own. On February 25, 2000, 1,667,349 shares of First Niles common stock were outstanding and entitled to vote at the annual meeting.

         We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 12.4 percent of First Niles common stock. Employees of First Niles and Home Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of First Niles common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of Anness, Gerlach & Williams as independent auditors for First Niles for the year ending December 31, 2000. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of Anness, Gerlach & Williams. The ESOP trustee will vote the shares of First Niles common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

         Broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal.

VOTE REQUIRED TO APPROVE PROPOSALS

         Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. This means that the two director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote on the election of directors.

         If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

         Ratification of the appointment of Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2000 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. Shareholder abstentions on the proposal to ratify the appointment of Anness, Gerlach & Williams as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

         THE FIRST NILES BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY ANNESS, GERLACH & WILLIAMS AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

HOW TO VOTE BY PROXY

         You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "-How to Revoke Your Proxy" below.

         Voting instructions are included on your proxy card. Shares of First Niles common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Niles with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees.

         Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. You may vote "FOR" or "AGAINST" the proposals set forth on your proxy card and described in this document or "ABSTAIN" from voting. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will follow the First Niles Board's recommendation and vote your shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2000.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

HOW TO REVOKE YOUR PROXY

         You may revoke your proxy before it is voted by:

         o    submitting a new proxy with a later date,

         o notifying the Corporate Secretary of First Niles in writing before the annual meeting that you have revoked your proxy, or

         o    voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of First Niles common stock on February 25, 2000, the record date for voting at the annual meeting.

PROXY SOLICITATION COSTS

         We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.


           SHARE OWNERSHIP OF FIRST NILES FINANCIAL, INC. COMMON STOCK

         The following table presents information regarding the beneficial ownership of First Niles common stock as of February 25, 2000, by:

         o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of First Niles;

         o    each director and director nominee of First Niles;

         o each executive officer of First Niles named in the Summary Compensation Table appearing under "Executive Compensation" below; and

         o all of the executive officers and directors of First Niles as a group.

         The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after February 25, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                       SHARES          PERCENT
                                                                    BENEFICIALLY          OF
               BENEFICIAL OWNERS                                      OWNED(1)          CLASS
               -----------------                                      --------          -----
FIRST NILES FINANCIAL, INC. EMPLOYEE STOCK OWNERSHIP PLAN            205,922(2)          12.4%
WILLIAM L. STEPHENS, CHAIRMAN OF THE BOARD, PRESIDENT AND CEO         74,781              4.4%
GEORGE J. SWIFT, DIRECTOR, VICE PRESIDENT AND SECRETARY               74,781(3)           4.4%
P. JAMES KRAMER, DIRECTOR                                             39,357(4)           2.4%
HORACE L. MCLEAN, DIRECTOR                                            12,289               *
RALPH A. ZUZOLO, SR., DIRECTOR                                        58,217(5)           3.5%
LAWRENCE SAFAREK, VICE PRESIDENT AND TREASURER                        58,558              3.5%
DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION
AS A GROUP (6 persons)                                               317,983(6)          18.1%

-----------------------------------------------------------------------

(1) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the February 25, 2000 voting record date, pursuant to the exercise of stock options, as follows:


Mr. Stephens - 23,392 shares             Mr. Kramer - 5,848 shares            Mr. Zuzolo - 5,848 shares
Mr. Swift - 23,392 shares                Mr. McLean - 5,848 shares            Mr. Safarek - 23,392 shares

(2) Represents shares held by the ESOP, 35,749 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3) Includes shared beneficial ownership with respect to 30,000 shares of common stock held in trust as to which Mr. and Mrs. Swift are co-trustees.

(4) Includes shared beneficial ownership with respect to 15,000 shares of common stock held jointly by Mr. Kramer and his spouse and 15,000 shares held by Mr. Kramer as custodian for his children.

(5) Includes shared beneficial ownership with respect to 14,800 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. Mr. Zuzolo disclaims beneficial ownership of the shares of common stock owned by the corporation except to the extent of his pecuniary interest therein.

(6) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 87,720 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.


                       PROPOSAL I - ELECTION OF DIRECTORS

         Our  Board  of  Directors  consists  of  five  members.   Approximately
one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.
All of our nominees currently serve as First Niles directors.

         The table below sets forth information regarding our Board of Directors, including their age, position with First Niles and term of office. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.


                                                                                                          Term of
                                                                                           Director        Office
             Name              Age(1)                   Position(s) Held                   Since(2)       Expires
--------------------------    -------  ------------------------------------------          --------       -------

                                                            NOMINEE
WILLIAM L. STEPHENS              68    Chairman of the Board, President and Chief            1969           2003
                                       Executive Officer
GEORGE J. SWIFT                  77    Director, Vice President and Secretary                1969           2003

                                                 DIRECTORS REMAINING IN OFFICE

P. JAMES KRAMER                  44    Director                                              1994           2001
RALPH A. ZUZOLO, SR.             57    Director                                              1979           2001
HORACE L. MCLEAN                 69    Director                                              1987           2002

------------------------------

(1)  At December 31, 1999.

(2) Includes service as a director of Home Federal.

         The principal occupation of each director of First Niles and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

         WILLIAM L.  STEPHENS.  Mr.  Stephens  serves as  Chairman of the Board,
President and Chief Executive Officer of Home Federal and First Niles. He has served in such capacities for Home Federal since 1969 and for First Niles since its inception in October 1998.

         GEORGE J. SWIFT. Mr. Swift is Vice President and Secretary of Home Federal and First Niles. He has served in such capacities with Home Federal since 1969 and for First Niles since its inception in October 1998.

         P. JAMES KRAMER. Since 1984, Mr. Kramer has served as President of William Kramer & Son, a heating and air conditioning company, located in Niles, Ohio.

         RALPH A. ZUZOLO, SR. Mr. Zuzolo is an attorney and a principal in the law firm of Zuzolo, Zuzolo & Zuzolo, located in Niles, Ohio. Mr. Zuzolo has been with his law firm since 1968. Mr. Zuzolo is also the Chief Executive Officer of American Title Services, Inc., a real estate title agency located in Niles, Ohio.

         HORACE L. MCLEAN. Since 1987, Mr. McLean has served as President of McLean Engineering, Inc., a civil engineering company, located in Niles, Ohio.

                             MEETINGS AND COMMITTEES

MEETINGS

         Meetings of the Board of Directors of First Niles are generally held on a bi-monthly basis. Beginning in February 2000, the Board of Directors of First Niles began meeting twice per month. Meetings of the Board of Directors of Home Federal, the Company's wholly-owned operating subsidiary, are generally held twice per month. The First Niles Board of Directors conducted four regular meetings and eight special meetings during fiscal 1999. The Home Federal Board of Directors conducted 24 regular meetings and two special meetings during fiscal 1999. Each director attended at least 75% of the (i) First Niles Board meetings and any committees on which he served and (ii) Home Federal Board meetings and any committees on which he served.

COMMITTEES

         The First Niles Board of Directors does not have standing audit, compensation or nominating committee; rather, the entire Board of Directors is responsible for these matters. First Niles currently does not pay any salaries to its officers or employees; accordingly, all compensation matters, except for stock-based compensation awards, are addressed by Home Federal.

         The functions of the First Niles' Board in connection with the annual audit and compensation matters are as follows:

         o review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertain the existence of effective accounting and internal control systems;

         o    oversee the entire audit function both internal and independent;

         o administer our stock option and incentive plan and recognition and retention plan; and

         o    review overall compensation policies.

         The Board of Directors met once during 1999 to discuss the annual audit and twice to discuss compensation matters related to adoption of, and the grant of awards under, the stock option and incentive plan and the recognition and retention plan.

         The entire Board of Directors selects nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of First Niles. Pursuant to the Company's bylaws, nominations by shareholders must be delivered in writing to the Secretary of First Niles at least 60 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to First Niles no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

         The entire Board of Directors of Home Federal is responsible for:

         o determining salaries to be paid to its officers and employees, based on recommendations of President Stephens and Vice President Swift. President Stephens and Vice President Swift excuse themselves from Board discussions concerning their salaries as President and Vice President, respectively;

         o overseeing the administration of our employee benefit plans covering employees generally; and

         o    reviewing our compensation policies.

         The  Board  of  Directors   met  twice  time  during  1999  to  discuss
compensation matters.


                            COMPENSATION OF DIRECTORS

         The members of the Boards of Directors of First Niles and Home Federal are identical. Directors of First Niles are not compensated for service on the Company's Board of Directors. Directors of Home Federal, however, are compensated for service on the Home Federal Board of Directors. During fiscal 2000, each director (employee and non-employee) of Home Federal is being paid a fee of $450 for each meeting of the Board of Directors attended, with up to five excused absences paid per year.

         During fiscal 1999, each of our non-employee directors was granted 3,509 shares of First Niles common stock pursuant to the terms of our 1999 Recognition and Retention Plan and an option to purchase 8,772 shares of First Niles common stock pursuant to the terms of our 1999 Stock Option and Incentive Plan. These plans, as well as the stock and option grants, were approved by our shareholders at the Company's special meeting of shareholders held on December 15, 1999.

         Ralph A. Zuzolo, Sr., a director of First Niles and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees received by the law firm from professional services rendered to Home Federal during the year ended December 31, 1999 did not exceed five percent of the firm's gross revenues.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The  following   table  sets  forth  summary   information   concerning
compensation awarded to, earned by or paid to First Niles' chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal year ended December 31, 1999. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

                                                                                      Long Term
                                                                                    Compensation
                                                  Annual Compensation                  Awards
                                             ------------------------------   ------------------------
                                                                              Restricted
                                                                                Stock         Options/        All Other
                                                 Salary          Bonus          Awards          SARs        Compensation
   Name and Principal Position       Year         ($)             ($)            ($)            (#)              ($)
---------------------------------    ----    ------------     -----------     -----------     --------      ------------
WILLIAM L. STEPHENS                  1999    $142,440(1)      $ 58,195(2)     $116,365(3)      35,088        $19,196(4)
  PRESIDENT AND CEO                  1998     139,470(1)        92,331            ---           ---          214,710

GEORGE J. SWIFT                      1999    $142,440(1)      $ 58,195(2)     $116,365(3)      35,088        $19,196(4)
 VICE PRESIDENT AND SECRETARY        1998     139,470(1)        92,331            ---           ---           214,710

LAWRENCE SAFAREK                     1999     $ 76,400        $ 58,195(2)     $116,365(3)      35,088        $16,200(4)
 VICE PRESIDENT AND TREASURER        1998       54,600          50,271            ---           ---            18,096

---------------------------------

(1) Includes director fees of $11,700 in 1999 and $14,850 in 1998 for service on the Home Federal Board of Directors.

(2) Represents the dollar value of 4,679 shares of common stock paid to each of the named executive officers. The dollar value of the common stock is based on the closing price of First Niles common stock as quoted on The Nasdaq Stock Market on December 15, 1999, the date of the grant.

(3) Represents the aggregate dollar value of the award of 9,356 shares of First Niles common stock on December 15, 1999, the date of the grant. At December 31, 1999, the aggregate dollar value of the restricted stock award was $121,628. The dollar value of the award is based on the closing price of First Niles common stock as quoted on The Nasdaq Stock Market on such dates. The restricted stock award vests in two equal annual installments on January 1, 2000 and January 1, 2001, subject to the named executive officer's continuous employment with First Niles or Home Federal. The named executive officers are entitled to receive all dividends paid on the restricted shares.

(4) Represents Home Federal's annual contributions to the ESOP on behalf of Messrs. Stephens, Swift and Safarek, respectively. Home Federal's ESOP contributions on behalf of Messrs. Stephens, Swift and Safarek had a market value of $74,906, $74,906 and $63,206, respectively, as of December 31, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options under our 1999 Stock Option and Incentive Plan made during the fiscal year ended December 31, 1999 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full (i) ten-year term of the options, which would result in stock prices of approximately $20.41 and $32.50, respectively, and
(ii) fifteen-year term of the options, which would result in stock prices of approximately $26.05 and $52.34, respectively, for options with an exercise price of $12.53. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of First Niles common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                                                                                     Annual Rates of Stock
                                                                                                         Appreciation
                                     Individual Grants                                                 for Option Terms
----------------------------------------------------------------------------------------------    -------------------------
                                 Number of         % of Total
                                 Securities          Options          Exercise
                                 Underlying         Granted to        or Base
                              Options Granted      Employees in        Price        Expiration        5%              10%
       Name                         (#)            Fiscal Year         ($/Sh)          Date           ($)             ($)
-------------------------     ---------------      ------------       --------      ----------     --------        --------
WILLIAM L. STEPHENS               23,940               18.2%          $12.53         12-15-09      $188,647        $478,082
                                  11,148                8.5            12.53         12-15-14       150,721         443,802

GEORGE J. SWIFT                   23,940               18.2            12.53         12-15-09       188,647         478,082
                                  11,148                8.5            12.53         12-15-14       150,721         443,802

LAWRENCE SAFAREK                  23,940               18.2            12.53         12-15-09       188,647         478,082
                                  11,148                8.5            12.53         12-15-14       150,721         443,802

         The exercise price of the stock options granted to the named executive officers shown above is equal to the mean between the closing bid and asked quotations of the common stock on The Nasdaq Stock Market on the date the option was granted. The stock options vest in three equal installments: the first installment vested on December 15, 1999, the second installment vested on January 1, 2000 and the final installment vests on January 1, 2001. Any unexpired stock option will become exercisable, in whole or in part, without regard to the date that such option would be first exercisable, if the named executive officer is "involuntarily terminated," as that term is defined in his employment agreement. See "Employment Agreements" below. If the named executive officer's service with us is terminated for cause, all of his rights under any unexercised stock option expires immediately upon such notice of termination.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

         The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended December 31, 1999 and the value of such options at December 31, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1999, which was $13.00 per share, based on the closing price of First Niles common stock as reported on the Nasdaq Stock Market. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of First Niles common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                                         Value of Unexercised
                                                          Number of Unexercised          In-the-Money Options
                                                          Options at FY-End (#)              at FY-End ($)
                                                      ----------------------------- -------------------------------
                               Shares
                            Acquired on      Value
                              Exercise      Realized   Exercisable   Unexercisable   Exercisable    Unexercisable
           Name                 (#)           ($)          (#)            (#)            ($)             ($)
  WILLIAM L. STEPHENS           ---           ---         11,696         23,392        $5,497          $10,994
  GEORGE J. SWIFT               ---           ---         11,696         23,392         5,497           10,994
  LAWRENCE SAFAREK              ---           ---         11,696         23,392         5,497           10,994

EMPLOYMENT AGREEMENTS

         On October 26, 1998, Home Federal entered into employment agreements with President Stephens, and Vice Presidents Swift and Safarek. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary. The initial term of each of the employment agreements is for three years. The agreements provide for extensions of one year, in addition to the then- remaining term under the agreements, on each anniversary of the effective date of the agreements. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. The agreements grant participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The agreements do not contain a change in control provision.

         The agreements provide for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. If the employment of the employee is "involuntarily terminated," other than for the reasons set forth in the preceding sentence, the employee is entitled to (i) his then applicable salary for the then-remaining term of his agreement and (ii) health insurance benefits as maintained by us for the benefit of our senior executive employees. The term "involuntarily terminated" refers to the termination of employment of the employee without his express written consent, other than retirement. In addition, a material diminution of or interference with the employee's duties, responsibilities and benefits in his current officer position shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. Any of the following actions would constitute such diminution or interference unless consented to in writing by the employee:

         (a) a change in the principal workplace of the employee to a location outside of a 30 mile radius from our headquarters office as of the date of the agreement;

         (b) a material demotion of the employee, a material reduction in the number or seniority of other personnel reporting to the employee, or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the employee, other than as part of a company-wide reduction in staff;

         (c) a material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had previously been provided to the employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of First Niles or Home Federal; and

         (d) a material permanent increase in the required hours of work or the workload of the employee.

The employment agreements are also terminable by the employees upon 90 days' notice to Home Federal.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The First Niles Board of Directors has renewed arrangement for Anness, Gerlach & Williams to be its independent auditors for the year ending December 31, 2000, subject to the ratification of the appointment by shareholders. A representative of Anness, Gerlach & Williams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ANNESS, GERLACH & WILLIAMS AS FIRST NILES' INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.


                              CERTAIN TRANSACTIONS

         Home Federal has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans made by Home Federal to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Home Federal. All loans to directors and executive officers were performing in accordance with their terms at December 31, 1999.


                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in First Niles' proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at First Niles' executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 15, 2000. To be considered for presentation at next years annual meeting, although not included in the proxy statement, any shareholder proposal must be received at our executive office on or before February 16, 2001; provided, however, that in the event that the date of next year's annual meeting is held before March 30, 2001 or after June 18, 2001, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

         All shareholder proposals for inclusion in First Niles' proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in First Niles' proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 [FRONT OF CARD]





       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.






                              fold and detach here
--------------------------------------------------------------------------------
REVOCABLE PROXY

                           FIRST NILES FINANCIAL, INC.

                 ANNUAL MEETING OF SHAREHOLDERS o APRIL 19, 2000

The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Niles Financial, Inc. common stock held of record by the undersigned at the close of business on February 25, 2000, at the annual meeting of shareholders to be held on Wednesday, April 19, 2000, and at any and all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote "FOR" the listed proposals.

                                                                                         WITH-          FOR ALL
                                                                          FOR            HOLD           EXCEPT
                                                                         -----           -----          -------
Proposal I:    The  election  of WILLAM L.  STEPHENS  and  GEORGE J.       / /             / /             / /
               SWIFT as directors of First Niles Financial,  Inc., each
               with a term of three years.

INSTRUCTIONS: TO VOTE FOR BOTH NOMINEES MARK THE BOX "FOR" WITH AN "X". TO WITHHOLD YOUR VOTE FOR BOTH NOMINEES MARK THE BOX "WITHHOLD" WITH AND "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX "FOR ALL EXCEPT" WITH AN "X" AND WRITE THE NAME OF THE NOMINEE ON THE FOLLOWING LINE FOR WHOM
YOU WISH TO WITHHOLD YOUR VOTE.

                                                                         FOR           AGAINST              ABSTAIN
Proposal II:   Ratification  of  Anness,  Gerlach  &  Williams  as        / /             / /                  / /
               independent auditors for the Company for the year ending
               December 31, 2000.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

                                 [BACK OF CARD]






       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.







                              fold and detach here
--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Niles Financial, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of First Niles Financial, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

            The undersigned acknowledges receipt from First Niles Financial, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 19, 2000, an Annual Report to Shareholders for the year ended December 31, 1999, and a proxy statement relating to the business to be addressed at the meeting.

                                         Dated:  ________________________


PRINTED NAME OF SHAREHOLDER
       APPEARS  HERE                     _______________________________________
                                         SIGNATURE OF SHAREHOLDER

                                         _______________________________________
                                         SIGNATURE OF SHAREHOLDER


                                         PLEASE   SIGN   EXACTLY  AS  YOUR  NAME
                                         APPEARS   ABOVE  ON  THIS  CARD.   WHEN
                                         SIGNING    AS    ATTORNEY,    EXECUTOR,
                                         ADMINISTRATOR,   TRUSTEE  OR  GUARDIAN,
                                         PLEASE GIVE YOUR FULL TITLE.  IF SHARES
                                         ARE HELD  JOINTLY,  EACH HOLDER  SHOULD
                                         SIGN.